SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):       8/25/1999

Financial Asset Securitization, Inc.
   (Exact name of registrant as specified in its charter)

         Virginia     0-15483        53-1526174
(State or Other Jurisdiction (Commission      (I.R.S. Employer
   of Incorporation)         File Number)         Identification Number)

 901 East Byrd Street Richmond, Virginia                                  23219
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:         (804) 344-7575

Item 5Other Events

On June 26, 1997, the Registrant caused the issuance and sale of $218,066,950 aggregate initial principal amont of Mortgage Participation Securities, Series 1997-NAMC 2 (the "Securities"), pursuant to the Series 1997-2 NAMC 2 Pooling and Servicing Agreement (the "Pooling and
Servicing Agreement"), dated as of June 1, 1997, by and among the Registrant, North American Mortgage Company, as Master Servicer, and The First
National Bank of Chicago, as Trustee.
The Securities evidence, in the aggregate, the entire beneficial ownership interest in a trust (the "Trust"), which consists primarily of conventional, one to four-family fixed rate, first-lien Mortgage Loans (the "Mortgage Loans") transferred to the Trust by the Pooling and Servicing Agreement. The
Mortgage Loans were purchased by the Registrant in a privately- negotiated transaction with North American Mortgage Company pursuant to a Loan
Sale Agreement (the "Sales Agreement"), dated as of June1, 1997, by and between the Registrant DLJMC the Trustee has caused to be filed with the Commission, the Monthly Report dated August 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates Due July 25, 2027


      A.            Monthly Report Information:
                                 See Exhibit No. 1

      B.            Have any deficiencies occurred?   NONE
                                 Date:
                                 Amount:

      C.            Item 1: Legal Proceedings: NONE

      D.            Item 2: Changes in Securities: NONE

      E.            Item 4: Submission of Matters to a Vote of Certifi-
                                 Certificate Holders:  NONE

      F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

 Exhibit No.

     1Monthly Distribution Report dated                 8/25/1999

                                                      Reimbur-
                                            Realized  ment of
      Beginning                             Loss of   Realized   Remaining
Class Balance       Principal    Interest   Principal Losses     Balance
FXA-1         $0.00        $0.00      $0.00     $0.00      $0.00         $0.00
FXA-2 $1,733,625.00 NA           $11,557.50 NA             $0.00 $1,733,625.00
FXA-3         $0.00        $0.00      $0.00     $0.00      $0.00         $0.00
FXA-4 $6,777,120.85  $737,379.09 $41,792.25     $0.00      $0.00 $6,039,741.76
FXA-5 $4,545,000.00        $0.00 $29,163.75     $0.00      $0.00 $4,545,000.00
FXA-6 $6,223,000.00        $0.00 $40,190.21     $0.00      $0.00 $6,223,000.00
FXA-7 $1,400,000.00        $0.00  $9,333.33     $0.00      $0.00 $1,400,000.00
FXA-8 $3,490,628.60  $221,173.29 $29,088.57     $0.00      $0.00 $3,269,455.31
FXA-9 $7,272,000.00        $0.00 $43,935.00     $0.00      $0.00 $7,272,000.00
FXA-10$9,042,000.00        $0.00 $54,628.75     $0.00      $0.00 $9,042,000.00
FXA-11$2,178,000.00        $0.00 $13,158.75     $0.00      $0.00 $2,178,000.00
FXP     $105,380.90      $100.41 NA             $0.00      $0.00   $105,280.49
FXS   $3,765,713.14 NA           $25,104.75 NA             $0.00 $3,666,591.81
A-1           $0.00        $0.00      $0.00     $0.00      $0.00         $0.00
A-2   $2,862,723.16  $895,165.07 $17,295.62     $0.00      $0.00 $1,967,558.09
A-3   $2,173,000.00        $0.00 $14,033.96     $0.00      $0.00 $2,173,000.00
A-4   $1,650,290.00 NA           $10,658.12 NA             $0.00 $1,650,290.00
A-5   $1,144,841.16  $357,988.76  $8,586.31     $0.00      $0.00   $786,852.40
A-6   $7,912,000.00        $0.00 $46,153.33     $0.00      $0.00 $7,912,000.00
A-7   $2,283,000.00        $0.00 $13,317.50     $0.00      $0.00 $2,283,000.00
A-8   $6,858,000.00        $0.00 $40,005.00     $0.00      $0.00 $6,858,000.00
P       $420,247.21    $9,370.54 NA             $0.00      $0.00   $410,876.67
S       $638,065.82 NA            $4,120.84 NA             $0.00   $613,964.34
B-1   $6,961,953.00    $5,665.74 $45,736.32     $0.00      $0.00 $6,956,287.26
B-2   $2,677,673.70    $2,179.13 $17,590.89     $0.00      $0.00 $2,675,494.57
B-3   $1,499,497.10    $1,220.31  $9,850.90     $0.00      $0.00 $1,498,276.79
B-4   $1,006,804.97      $819.35  $6,614.17     $0.00      $0.00 $1,005,985.62
B-5     $535,534.53      $435.83  $3,518.18     $0.00      $0.00   $535,098.70
B-6     $706,911.03      $575.29  $4,644.03     $0.00      $0.00   $706,335.74
R             $0.00        $0.00      $0.00     $0.00 NA                 $0.00
RP            $0.00        $0.00      $3.83     $0.00 NA                 $0.00



                                 Interest
      Beginning     Principal    Amount     Remaining
Class Balance       Distributed  DistributieBalance
FXA-1        0.00000      0.00000    0.00000   0.00000
FXA-2     1000.00000      0.00000    6.666671000.00000
FXA-3        0.00000      0.00000    0.00000   0.00000
FXA-4      412.03313     44.83093    2.54087 367.20220
FXA-5     1000.00000      0.00000    6.416671000.00000
FXA-6     1000.00000      0.00000    6.458331000.00000
FXA-7     1000.00000      0.00000    6.666661000.00000
FXA-8      143.52312      9.09392    1.19603 134.42920
FXA-9     1000.00000      0.00000    6.041671000.00000
FXA-10    1000.00000      0.00000    6.041671000.00000
FXA-11    1000.00000      0.00000    6.041671000.00000
FXP        519.63993      0.49513    0.00000 519.14481
FXS        410.91815      0.00000    2.73945 400.10194
A-1          0.00000      0.00000    0.00000   0.00000
A-2        395.34915    123.62451    2.38857 271.72464
A-3       1000.00000      0.00000    6.458331000.00000
A-4       1000.00000      0.00000    6.458331000.00000
A-5         53.06472     16.59320    0.39799  36.47153
A-6       1000.00000      0.00000    5.833331000.00000
A-7       1000.00000      0.00000    5.833331000.00000
A-8       1000.00000      0.00000    5.833331000.00000
P          585.22672     13.04920    0.00000 572.17752
S          224.89604      0.00000    1.45245 216.40110
B-1        982.33118      0.79944    6.45339 981.53175
B-2        982.33118      0.79944    6.45339 981.53175
B-3        982.33117      0.79943    6.45339 981.53174
B-4        982.33117      0.79943    6.45339 981.53174
B-5        982.33116      0.79944    6.45340 981.53171
B-6        982.33114      0.79943    6.45339 981.53171
R            0.00000      0.00000    0.00000   0.00000
RP           0.00000      0.00000  153.20000   0.00000





                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Financial Asset Securitization, Inc.


                                            By: /s/ Richard Tarnas
                                            Name:   Richard Tarnas
                                            Title: Vice President
                                            The First National Bank of Chicago

Dated:  8/31/99